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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 18, 1997 included in Amedisys, Inc.'s Form 10-K for the year ended December 31, 1996.



ARTHUR ANDERSEN LLP                     HANNIS T. BOURGEOIS & CO., LLP


New Orleans, Louisiana
March 10, 1998